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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-73053) of King Pharmaceuticals, Inc. of our report dated June 14, 2005 relating to the financial statements of the King Pharmaceuticals, Inc. 401(k) Retirement Savings Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP
Raleigh, NC
June 27, 2005